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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): May 31, 2007


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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                                    GENERAL


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is H.J. Heinz Company's press release dated May 31, 2007 furnished herewith as Exhibit 99.1.

This press release presents the financial results of the Registrant and its business segments and identifies, in the fourth quarter and fiscal year ended May 3, 2006 only, certain special items that impacted the financial results that management deemed to be significant. These special items included costs for downsizing, integration, separation and preparation for sale, net losses on dispositions, impairments in anticipation of potential sales, non-cash asset impairment charges for cost and equity investments, and the impact of the American Jobs Creation Act. There were no special items in the fourth quarter and fiscal year ended May 2, 2007.

Operating segment income and net income excluding these special items is not a measure that is defined in generally accepted accounting principles ("GAAP"). These special items are measures that management believes are important to adjust for in order to have a meaningful year to year comparison and to provide a basis for future projections and for estimating our earnings growth prospects. These non-GAAP measures are used by management as a supplemental performance measure to judge profitability of core businesses absent special items. For compensation purposes, for example, it would unfairly reward or punish managers for corporate special charges outside their control. These measures provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures.

This press release also presents the business measure of operating free cash flow as defined below. This measure is utilized by senior management and the board of directors to gauge our business operating performance, including the progress of management to profitably monetize low return assets. The sale of low return assets will include, as previously discussed, the reduction of production facilities throughout the world.

The limitation of operating free cash flow is that it adjusts for cash used for capital expenditures and cash received from disposals of property, plant and equipment, the net of which is no longer available to the Company for other purposes. Management compensates for this limitation by using the GAAP operating cash flow number as well. Operating free cash flow does not represent residual cash flow available for discretionary expenditures and does not provide insight to the entire scope of the historical cash inflows or outflows of our operations that are captured in the other cash flow measures reported in the statement of cash flows.

Disclosed on Exhibit 99.1 is supplemental information regarding reconciliation and calculation of the non-GAAP measures discussed above in connection with the financial results for the fourth quarters and fiscal years ended May 2, 2007 and May 3, 2006.

ITEM 8.01 OTHER INFORMATION

Attached is H.J. Heinz Company's press release dated May 31, 2007 furnished herewith as Exhibit 99.2 announcing an increase to the Company's dividend.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits


Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                     Description of Exhibit
---------------                     ----------------------
99.1                                H.J. Heinz Company Press Release dated
                                    May 31, 2007

99.2                                H.J. Heinz Company Press Release dated
                                    May 31, 2007

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By /s/ Arthur Winkleblack
                                           ----------------------------------
                                           Arthur Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: May 31, 2007

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                                 EXHIBIT INDEX

Exhibit NO.                         Description
-----------                         -----------
99.1                                H. J. Heinz Company Press Release dated
                                    May 31, 2007

99.2                                H.J. Heinz Company Press Release dated
                                    May 31, 2007